SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        February 25, 1999
                                                -------------------------------


                           HERSHEY FOODS CORPORATION
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      (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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




               INFORMATION TO BE INCLUDED IN REPORT



Item 5.   Other Events
          -------------

On February 25, 1999, the Corporation announced that it has purchased $100 million of its Common Stock from the Hershey Trust Company, as Trustee of the Milton Hershey School Trust. The Corporation bought 1,579,779 shares at $63.30 per share, the then current market price of the Common Stock. The $100 million repurchase is part of the Corporation's ongoing $230 million Common Stock repurchase program announced in early February, 1999. A copy of the press release dated February 25, 1999 announcing the stock repurchase is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 2, 1999


                              HERSHEY FOODS CORPORATION



                              By /s/ William F. Christ
                                 ------------------------
                                  William F. Christ
                                  Senior Vice President, Treasurer and
                                  Chief Financial Officer














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






                                  Exhibit Index


Exhibit No.                    Description


   99              Press Release dated February 25, 1999

















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